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                                                                   EXHIBIT 10.31


December 14, 2000





Warren K. Trowbridge
6900 S.E. South Marin Way
Stuart, FL   34996-1908

                      Re: Amendment of Employment Agreement

Dear Keith,

This letter agreement serves to amend the Employment Agreement dated as of September 1, 2000, by and between you and PolyMedica Corporation (the "Company").

      Salary. The Base Salary, as defined in Section 3.1. of the Employment Agreement, shall be increased to $270,000 effective January 1, 2001.

If the foregoing is acceptable to you, please indicate your agreement by signing a copy of this letter agreement and returning it to the undersigned.

                                          Very truly yours,

                                          /s/ Steven J. Lee
                                          ----------------------------------
                                          Steven J. Lee
                                          Chairman and Chief Executive Officer
ACCEPTED AND AGREED TO:


/s/ Warren K. Trowbridge
-------------------------------
Warren K. Trowbridge